POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1997 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



1/16/98                                          /s/ Arthur H. Bryant, II
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Date                                             Director

                              POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1997 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



1/17/98                                          /s/ C. Hugh Bloom
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Date                                             Director

                              POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1997 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



2/3/98                                          /s/ Magalen O. Bryant
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Date                                             Director

                              POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1997 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



1/23/98                                          /s/ Robert L. Burrus, Jr.
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Date                                             Director

                              POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1997 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



1/26/98                                          /s/ Max C. Chapman, Jr.
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Date                                             Director

                              POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1997 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



1/26/98                                          /s/ R. Michael McCullough
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Date                                             Director

                              POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1997 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



1/26/98                                          /s/ Stephen P. Munn
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Date                                             Director

                              POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1997 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



1/26/98                                          /s/ Timothy J. Sandker
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Date                                             Director

                              POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1997 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



1/15/98                                          /s/ Leighton W. Smith
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Date                                             Director